Number		Shares

KOPJAGGERS INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF
FLORIDA 10,000,000 SHARES COMMON STOCK AUTHORIZED,
NO PAR VALUE

CUSIP
SEE REVERSE
FOR
This		CERTAIN
certifies		DEFINITIONS
that
is the owner of

FULLY PAID AND NON-ASSESSABLE
SHARES OF COMMON STOCK OF

KOPJAGGERS INC.
transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Florida, and to the
Articles of Incorporation and Bylaws of the Corporation,
as now or hereafter amended. This certificate is not valid
unless countersigned by the Transfer Agent. WITNESS
the facsimile seal of the Corporation and the signature
of its duly authorized officers

PRESIDENT	[SEAL]	SECRETARY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations.

TEN COM

as tenants in common    UNIF GIFT MIN ACT        Custodian

TEN ENT

as tenants by the entireties          (Cust)      (Minor)

JT TEN

as joint tenants with the right of      Act

survivorship and not as tenants            (State)

in common

Additional abbreviations may also by used though not in the above list.

For Value received

               hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

    IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPE WRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

             shares of

the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

             Attorney to

transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.  THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION(Banks, Stockbrokers), Savings and Loan Associations and Credit Unions)

SIGNATURE GUARANTEED

TRANSFER FEE WILL APPLY